SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2002

CHESAPEAKE FINANCIAL SHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-18543	54-1210845
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

97 N. Main Street, Kilmarnock, Virginia 22482
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (804) 435-1181

Item 5.    Other Events and Regulation FD Disclosure.

On November 1, 2002, Chesapeake Financial Shares, Inc. mailed an informational package to shareholders containing the following documents:

(a)
A press release dated October 28, 2002, announcing Chesapeake’s third quarter earnings and the delay of the anticipated date of the special meeting of shareholders to approve the previously announced going-private transaction.

(b)
A letter to shareholders dated November 1, 2002, announcing the delay of the anticipated date of the special meeting of shareholders to approve the previously announced going-private transaction, third quarter earnings and the declaration of a cash dividend to be paid to holders of common stock.

(c)	Selected consolidated financial data for Chesapeake for the nine months ended September 30, 2002.

Copies of the above described materials are being filed as exhibits to this report and are incorporated herein by reference.

Details of the going-private transaction may be found in Chesapeake’s preliminary proxy statement, as filed with the Securities and Exchange Commission under Schedule 13E-3 and 14A on October 17, 2002. Chesapeake plans to mail to each shareholder a proxy statement about the proposed transaction, and shareholders are advised to read the proxy statement carefully when it becomes available because it will contain important information about the transaction, the persons soliciting proxies, and their interests in the transaction and related matters. Shareholders may obtain free copies of the proxy statement (when available) and other documents filed by Chesapeake at the SEC’s website. Free copies of the proxy statement will also be available from the company by directing requests to the attention of Douglas D. Monroe, Jr., Chairman, 97 North Main Street, P. O. Box 1419, Kilmarnock, Virginia 22482.

The press release and letter to shareholders each contain only a description of a proposed transaction and neither are a solicitation of a proxy or an offer to acquire any shares of Chesapeake’s common stock.

The press release and letter to shareholders may contain forward-looking statements that involve assumptions and potential risks and uncertainties. Chesapeake’s future results could differ materially from those discussed therein. Readers should not place undue reliance on any forward-looking statement, which is applicable only as of the date thereof.

Item 7.    Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

99.1
A press release dated October 28, 2002, announcing Chesapeake’s third quarter earnings and the delay of the anticipated date of the special meeting of shareholders to approve the previously announced going-private transaction.

99.2
A letter to shareholders dated November 1, 2002, announcing the delay of the anticipated date of the special meeting of shareholders to approve the previously announced going-private transaction, third quarter earnings and the declaration of a cash dividend to be paid to holders of common stock.

99.3	Selected consolidated financial data for Chesapeake for the nine months ended September 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE FINANCIAL SHARES, INC.

By:	/s/ JOHN H. HUNT, II
John H. Hunt, II Chief Financial Officer

November 1, 2002

EXHIBIT INDEX

Exhibit

99.1
A press release dated October 28, 2002, announcing Chesapeake’s third quarter earnings and the delay of the anticipated date of the special meeting of shareholders to approve the previously announced going-private transaction.

99.2
A letter to shareholders dated November 1, 2002, announcing the delay of the anticipated date of the special meeting of shareholders to approve the previously announced going-private transaction, third quarter earnings and the declaration of a cash dividend to be paid to holders of common stock.

99.3	Selected consolidated financial data for Chesapeake for the nine months ended September 30, 2002.